CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

FIRST AMENDMENT TO MANUFACTURING AGREEMENT

This First Amendment to Manufacturing Agreement (this “Amendment”), effective as of July 25, 2023 (the “Amendment Effective Date”), is made by and between ARS Pharmaceuticals Operations, Inc. formerly known as ARS Pharmaceuticals, Inc., a corporation organized under the laws of the State of California with an office at [***] (“COMPANY”) and Renaissance Lakewood, LLC, a limited liability company organized under the laws of the State of Delaware with an office at 1200 Paco Way, Lakewood, New Jersey 08701 (“RENAISSANCE”).

RECITALS

A. Reference is made to that certain Manufacturing Agreement dated as of September 9, 2020 by and between COMPANY and RENAISSANCE (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Agreement.

B. COMPANY and RENAISSANCE desire to enter into this Amendment for purposes of modifying the Agreement as set forth herein.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment of the Agreement.

(a) Each of Schedule B and Schedule D is deleted in its entirety and replaced with Schedule B and Schedule D attached hereto:

2. Miscellaneous.

(a) Except as expressly amended herein, the Agreement shall remain in full force and effect.

(b) This validity, interpretation and effect of this Amendment shall be governed by and construed under the laws of the State of Delaware without reference to principles of conflicts of laws.

(c) This Amendment may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(The remainder of this page is intentionally left blank. The signature page follows.)

Each of the parties has caused this Amendment to be duly executed on its behalf as of the Amendment Effective Date.

ARS PHARMACEUTICALS OPERATIONS, INC.

By:	/s/ Richard Lowenthal

Name:	Richard Lowenthal

Title:	Chief Executive Officer 7/26/2023

RENAISSANCE LAKEWOOD, LLC

By:	/s/ Serge Maltais

Name:	Serge Maltais

Title:	President and CEO 7/26/2023

Schedule B – Product Description; Manufacturing Fee; Materials Fee

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Schedule D – Pallet Storage Fees

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